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                                                                   Exhibit 10(d)

                              EMPLOYMENT AGREEMENT

         AGREEMENT, made this 27th day of November, 1991, between Amscan, Inc., a New York corporation (the "Employer" or "Company") and Gerald C. Rittenberg (the "Employee").

                              W I T N E S S E T H:

         WHEREAS, Employee is now and has been employed for some time as an employee of the Employer;

         WHEREAS, the Employer desires to continue to employ the Employee during the term of this Agreement and the Employee desires to continue in the employ of the Employer and the parties wish to set forth the terms and conditions of such employment;

         NOW, THEREFORE, in consideration of the foregoing and of the covenants and promises contained herein, the parties agree as follows:

     1.  Prior Contract Superseded.

         This employment agreement supersedes the current employment agreement between the Employer and the Employee dated February 28, 1990, and the provisions hereof shall govern the employment of the Employee, except that the following provisions of the prior agreement continue in force and effect:

         (a) The base yearly salary of $150,000. shall remain in effect until February 28, 1992 and shall thereafter be adjusted and increased as set forth in paragraph 4. hereof.
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                  (b) The bonuses referred to in the third paragraph of the
agreement of February 28, 1990, shall be paid by the Employer to the Employee, to the extent, if any, that any portion thereof is still unpaid.

                  (c) The bonus equal to one percent (l%) of the increase of the net sales of Amscan USA and Amscan Canada referred to in the fourth paragraph of the agreement of February 28, 1990, will be paid by the Employer to the Employee, but any such payment shall be credited to the Employer in reduction of the share of the Aggregate Net Profits, if any, computed for the calendar year 1992 as set forth in paragraph 4. hereof.

         2. Duties.

                  During the term of this Agreement, the Employer will employ the Employee to supervise and administer the general business of the Company, including but not limited to marketing, sales, manufacturing and other executive functions and to perform such other executive duties as may be assigned to him from time to time, by the Board of Directors of the Company or its President or Chairman of its Board.

                  (a) The Employee shall devote his entire time and attention to the Employer's business. During the term of this agreement, the Employee shall not engage in any other business activity, regardless of whether it is or is not pursued for gain or profit.

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                  (b) The Employee is designated as the Executive Vice
President of the Company. The Board of Directors may designate the Employee as an officer and director of the Company other than or in addition to his designation as Executive Vice President and the Employee shall during the term of this Agreement serve as such. No additional compensation shall be payable to the Employee for his services as an officer or director of the Company.

         3.       Term of Employment and Effective Date Thereof.

                  (a) This agreement and the employment of the Employee hereunder shall start and be effective on the date hereof and except as earlier terminated, as herein provided, shall end December 31, 1996.

                  (b) Notwithstanding the foregoing, the Employee's employment hereunder shall terminate upon the occurrence of any of the following events:

                           (i) the mutual agreement, in writing, at any time, by
the Employer and Employee to terminate such employment;

                           (ii) the death of the Employee;

                           (iii) the termination of the Employee's employment by
the Employer, for "Cause" as defined hereinafter.

                           (iv) the unilateral cessation or discontinuance by
the Employee of his working for or employment by the Employer;


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                  (v) the sale of the business of the Employer or of
substantially all of its shares of stock and the termination of the Employee's employment as provided by paragraph 8.(c) hereof.

                  (vi) the election by the Employer to terminate the Employee's employment at any time and for any reason prior to the end of the initial term or any extended term, under the provisions of paragraph 12 hereof.

              (c) For the purposes of this Agreement, "Cause" shall mean the commission by the Employee of any crime or an intentional act of fraud against the Employer. A violation under any Motor Vehicle Law or Code shall not be included in the definition of "Cause".

              (d) Upon termination of the Employee's employment hereunder, whether at the end of the term hereof or any extended term or in the event of earlier termination, the Employee shall have no further rights under this Agreement, except as expressly herein set forth. But nothing contained herein shall be deemed to preclude the Employer from enforcing any remedies available to it by law in consequence of a breach by the Employee of his obligations to the Employer or available to the Employer under the provisions of this agreement, including without limitation the enforcement of any restrictive covenants hereunder to the extent herein provided.

         4.       Compensation.

                  (a) For his services hereunder, the Employer agrees to pay to the Employee during the term of this agreement, the

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following base year salaries:

                  (i) The base yearly salary shall be $150,000 until February 28, 1992.

                  (ii) Commencing March 1, 1992, the base yearly salary shall be increased to $173,000. The base yearly salary of $173,000. payable for less than a full calendar year shall be pro-rated to the end of such calendar year.

                  (iii) For each full calendar year (including the final calendar year of 1996 for the initial term of employment hereunder) starting with the calendar year 1993, the base yearly salary shall be increased by 5% of the base yearly salary of the preceding year. The increase for 1993 shall be 5% of $173,000.

                  (b) Employee's base yearly salary shall be payable in regular intervals in accordance with the Company's payroll practices, in effect, during the term of this Agreement.

                  (c) All compensation shall be subject to such withholding of any federal, state or local taxes as may be required by law with respect to these payments.

                  (d) In the event of the termination of the Employee's employment before the end of a calendar year, the base yearly salary for the year of termination shall be pro-rated to the date of termination, except as provided in paragraph l2. hereof.

         5.       Bonus.

                  In addition to the base yearly salary set forth in paragraph 4 hereof and any other compensation payable to the Employee as herein set forth, the Employer agrees to pay to the Employee a bonus or bonuses as and upon the terms and conditions hereinafter set forth:

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                  (a) For each calendar year that the Employee shall be employed by the Employer, whether during the initial term or any extended term, the Employer shall pay to the Employee a bonus of ten (10%) percent of the Aggregate Net Profits (as hereinafter defined and calculated) of the Employer and its Affiliates (as hereinafter described and defined) for the said calendar year.

                  (b) If the Employee's employment shall be terminated before the end of a calendar year, then the bonus for the period of time that the Employee shall be employed during such calendar year shall be ten (10%) percent of the Aggregate Net Profits for the period from the commencement of such year to the date of termination of employment within such year.

                  (c) For the year of termination of employment, no bonus shall be payable by the Employer to the Employee under this provision of this agreement if the Employee's employment has been terminated for "Cause" as set forth in Paragraph 3 hereof or if it has been terminated by reason of the unilateral cessation or discontinuance by the Employee of working for the Employer as set forth in Paragraph 3.(a)(iv) of this agreement.

                  (d) The parties acknowledge that the Company's business is now related to and associated with the following business entities, identified herein for the purposes of this agreement as Amscan U.S.A., Amscan Canada, Amscan Sweden, Amscan England, Amscan Australia, Amscan Germany, Deco Manufacturing, Kookabura Manufacturing, Perfect Party and Cake Tops, and may hereafter become related to business entities which will be

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engaged in businesses similar to those of the Company or related thereto or who will serve the same outlets as does the Company, all of which entities are referred to collectively for the purpose of this Agreement as "Affiliates". While these other business entities are referred to herein as "Affiliates", it is recognized and acknowledged that none of the current or future Affiliates are or will be subsidiaries or have any other relationship to the Company which would be violative of its status as a Sub-Chapter S Corporation under the United States Internal Revenue Code.

         The Employer may in its sole discretion, from time to time, in the conduct and furtherance of its business, affiliate with such additional business entities as described above. The proprietary ownership of and interests in such Affiliates may be determined by the Employer, in its sole discretion. Such additional business entities shall be regarded as "Affiliates" of the Employer for the purpose of computing Aggregate Net Profits hereunder and the net profits or losses of such additional Affiliates shall be included in the computation of the Aggregate Net Profits, if any, hereunder, as if such other business entities were originally named herein as Affiliates.

              (e) The Employer may take such steps in the operation of its business as its President or Board of Directors or shareholders may, in their sole discretion, determine, including, without limitation, modification or discontinuance of

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any of its present operations or addition of new operations, without regard to the effect on the calculation of the Aggregate Net Profits hereunder. Similarly, any Affiliate may conduct its business as it sees fit without regard to the effect on the Aggregate Net Profits hereunder. If any action taken by the Employer or its officers or Board of Directors or if any action taken by any of the Affiliates, adversely affects the Aggregate Net Profits as defined herein, the Employee shall not be entitled to any claim or recourse of any kind or nature by reason thereof.

                  (f) The Aggregate Net Profits hereunder shall be calculated by adding the net profits of the Employer and of all of the Affiliates and deducting therefrom the net losses of the Employer and of all of the Affiliates for each calendar year or any lesser period within a calendar year if the Employee's employment shall be terminated before the end of a calendar year. The Employer's fiscal period is the calendar year. However, various of the Affiliates may have fiscal periods which do not coincide with the calendar year. Nevertheless, in computing the Aggregate Net Profits, if any, for any calendar year, the net profits or losses of the respective Affiliates for any full calendar year shall be taken as the amounts calculated as at the end of their respective fiscal periods occurring during the calendar year involved.

                  (g) For the purposes hereof, the Net Profits of the Employer and the Affiliates, if any, shall be computed before

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the payment of any federal, state or local taxes by the Employer and those
Affiliates located in the United States and before the payment of comparable taxes payable by any of the Affiliates located outside of the United States.

              (h) For the purpose of computing the Aggregate Net Profits hereunder during the initial term of this agreement and during the extended term, if the option to extend is exercised as provided by paragraph 13. hereof, the deduction by the Employer for the base salary of the President of the Employer (now, John Svenningsen) shall not exceed the base sum of $250,000. for the calendar year 1992 with successive increases thereafter, of 5% over the base salary for each of the four (4) calendar years of the initial term and if this agreement is extended, then for each of the three years of the extended term. Nothing contained herein shall limit the amount of salary which may be payable by the Employer or any of the current or future Affiliates, as herein described and defined to its President; the foregoing limitation being only for the purpose of computing Aggregate Net Profits.

              (i) The Employee may examine the financial and other books and records of the Company relating to the profits and losses of the Company and its affiliates. For the purposes hereof, the Aggregate Net Profits shall be calculated and determined by outside accountants regularly employed by the Employer and the respective Affiliates to prepare their financial statements and such calculations shall be made in

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accordance with generally accepted accounting principles consistently applied.
The Employee and Employer shall be bound by the calculation of the said accountants as to the amount of the Aggregate Net Profits and Losses.

         The Employee's share of the Aggregate Net Profits, if any, shall be paid to him as follows:

          The Aggregate Net Profits shall be computed by the aforesaid accountants in a timely manner at the end of each calendar year or at the time of termination of the Employee's employment within a calendar year, in the event of early termination and the Employee's share of the Aggregate Net Profits shall be paid to him as follows:

                   (i) One-third thereof shall be paid to the Employee within 90 days after the end of the calendar year involved or within 90 days after early termination of Employee's employment within a calendar year, as the case may be.

                   (ii) The remaining two-thirds of the Employee's share of said Aggregate Net Profits shall be loaned by the Employee to the Company to be repaid to the Employee with interest at prime rate chargeable by the Company's bank as follows: Interest only shall be paid at the end of the first year of such loan and the remaining principal plus interest shall be paid at the end of the second year of such loan. The loan shall be deemed to have been made on the first day following the period covered by the accounting involved.

         (j) Nothing contained herein is intended to imply that


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the Employee is obliged to reimburse the Employer for any losses sustained by the Employer.

         6. Fringe Benefits.

                  As additional consideration for the services of the Employee under this Agreement, the Employer shall provide to the Employee all fringe benefits provided by the Employer to its other executives, including automobile allowance, paid vacation, holiday and sick leave, medical insurance for the Employee, spouse and dependent children fully paid for by the Employer and group life insurance, and participation in pension and/or profit-sharing plans, in the same manner and to the same extent as such fringe benefits shall be available to such other executives of the Employer.

         7. Business Expenses.

                  The Employer acknowledges that the Employee may necessarily incur, for the benefit of the Company and in furtherance of the Company's business, various expenses included but not limited to travel, entertainment and promotion expenses. The Employer, at its option, shall either pay such necessary expenses directly, advance sums to be used for payment of such necessary expenses or on submission by the Employee of proper vouchers therefor, reimburse the Employee for such necessary expenses actually incurred by him.

         8.       Additional Compensation Upon Sale of Business.

                  (a) As additional compensation to the Employee for the covenants and obligations of the Employee under this Agreement

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and as an incentive to remain employed by the Employer, the Employer agrees that in the event the Employer shall sell its business, including substantially all of its assets or if the shareholders of the Employee shall sell substantially all of their stock in the Company to another person or entity while the Employee is still employed by the Employer, then the Employer (in the event of a sale by the Employer) or the shareholders (in the event of a sale of stock by the shareholder) shall pay to the Employee a sum of money equal to five percent (5%) of the "Net Selling Price", as defined hereinafter. "Net Selling Price" shall mean the total consideration actually paid by the purchaser for all of the stock or substantially all of the assets of the Company (including liabilities assumed by the purchaser) less any liabilities required to be satisfied or paid by the Employer or the shareholders out of the proceeds of the sale, and less any and all selling expenses of the Employer, including, without limitation, legal fees, brokerage commissions, sales taxes (if paid by the Employer) and other selling expenses whether similar or dissimilar to the foregoing. If payment of such consideration by the purchaser shall be deferred in whole or in part, the Employee will be entitled to his additional compensation hereunder only if and when and to the extent that payments thereof shall actually be collected by the Employer or shareholder(s), and will be subject to deduction for the Employee's pro rata share of collection expenses, including legal fees.

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              (b) Nothing contained herein is intended to limit or preclude the sale by the current shareholder(s) of the Employer of any portion of their shares provided that the current shareholder(s) shall retain ownership of more than Fifty (50%) percent of the shares of the Company and control thereof and provided further that any purchasers of such shares shall upon the purchase of such shares covenant and agree to be bound by this portion of the agreement relating to additional compensation upon the sale of the business of the Company. No portion of the consideration received upon such sale shall be payable to the Employee.

              (c) If the Employer shall sell its business including substantially all of its assets or if the shareholder(s) of Employer shall sell substantially all of their shares of stock in the Company, then at the discretion of the purchaser of said business of said shares of stock, as the case may be, the Employer at the request of the purchaser, may terminate this Agreement. Thereupon, the Employee shall be entitled to receive all sums payable to him in the manner and as provided by sub- paragraph (a) of this paragraph 8. In the event of such termination, the bonus provided in Paragraph 5 shall be based on the Aggregate Net Profits for the portion of the Company's year through the date of such termination.

              (d) Nothing contained in this paragraph or elsewhere in this agreement or otherwise is intended to imply that a merger or consolidation of the Company with any other company or

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business entity shall constitute a sale of the business hereunder or of the shares of stock of the Company, whereby additional compensation shall be paid to the Employee under this paragraph 8. and such consolidation or merger shall not constitute any such sale.

                  (e) John Svenningsen, as sole shareholder of the Company has signed the last page of this agreement to acknowledge his obligation under this paragraph of this agreement as the sole shareholder of the Company.

         9.       Additional Compensation Upon Initial Public Offering.

                  (a) As additional consideration for the covenants and obligations of the Employee under this Agreement and as incentive to remain employed by the Employer, the Employer agrees that in the event the Company files a registration statement with the Securities and Exchange Commission in connection with an "Initial Public Offering," as defined hereinafter, during the term of this Agreement and the registration statement is effective and stock of the Company is sold pursuant to the Initial Public Offering, the Company shall issue to the Employee shares of Company Stock (the "Shares") equal to five (5%) percent of the shares of Company Stock issued and outstanding immediately following the closing of the Initial Public Offering.

                  (b) "Initial Public Offering" shall mean the registration of the Company's stock with the Securities and Exchange Commission under the Securities Act of 1933, as

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amended.  "Company Stock" shall mean the common stock, no par value, of the Company.

               (c) It is understood that the Shares received by the Employee pursuant to this paragraph 9 shall be "restricted stock" as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended. Further the Employee agrees that each certificate representing the Shares will bear on its face a legend substantially in the following form:

                           "This certificate and the shares of stock represented hereby have not been registered with the Securities Act of 1933. They have been acquired for investment purposes only and not with the view to the distribution thereof within the meaning of the Securities Act of 1933, and the rules and regulations thereunder. They may not be transferred in the absence of an effective registration statement except in compliance with any provision of law."

The Employee further agrees that the Company may place a stop order on the certificate(s) evidencing the Shares, restricting their transfer in accordance with their restricted nature.

         10.      Restrictive Covenant.

                  The Employee in consideration of his special and unique services and his position, which by its nature exposes him to trade secrets, proprietary information and other confidential material and assets of the Employer, covenants and agrees as follows with the Employer:

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        (a) During the term of this Agreement and during any extended term, whether or not the Employee's employment hereunder is terminated before the end of the particular term, and for the additional periods thereafter, set forth below, the Employee covenants and agrees with the Employer that he shall not, directly or indirectly, as proprietor, partner, shareholder (other than as a less than five percent shareholder in a publicly held company), officer, director, employee or consultant, or in any other capacity, for his own benefit or for or with any other person or entity, engage in or perform services in any business or activity involved in or related to the business in which the Employer or any of its Affiliates, as herein defined, is now engaged or any other business in which the Employer or any of its Affiliates may hereafter become engaged in any trading area in which the Employer or any of its Affiliates may be engaged in business or trade. The Employee acknowledges that the Employer and its Affiliates now carry on their business in many trading areas throughout the world.

                       (i) If the Employee's employment is terminated for Cause
                  as defined by paragraph 3.(c) hereof, then the restrictive covenant shall extend for three (3) years after such termination.

                       (ii) If the Employer fails to exercise its option to extend as provided by paragraph 13. hereof, then the restrictive covenant shall extend for one (1) year after the end of the initial term.

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                           (iii) If the Employer does exercise its option to
                  extend as provided by paragraph 13. hereof, then the restrictive covenant shall extend for three (3) years after the end of the extended term.

                           (iv) But, if the Employer exercises its option to
                  terminate this Agreement as provided by paragraph 12. hereof, then there shall be no restrictive covenant, binding upon the Employee after such termination.

              (b) The Employee further covenants that he will not, at any time, without the prior written consent of the Employer furnish or disclose to any person who is not then an officer, employee or agent of the Employer, (i) any trade secret of the Employer or of any Affiliate, or (ii) any documents, records, plans, models, customer lists or other tangible property of the Employer or any Affiliate, regardless of its form, which may come into his possession, custody or control in consequence of his employment.

              (c) In addition to a right to accounting by the Employer and/or damages and/or any other relief to which the Employer may be entitled as a result of the Employee's breach hereof, the Employer or the Affiliates will be entitled to injunctive relief restraining any such breach or threatened breach, or the continuation of such breach, by the Employee, provided, however that if a court of competent jurisdiction shall determine that this covenant shall be enforceable only if limited to a shorter period of time or to a small geographical

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area than is herein expressly provided, or otherwise limited, then and in such event, this covenant shall be deemed to be limited to the extent so determined to be enforceable, in the same manner and to the same extent as of such limits were expressly provided herein.

                  (d) The rights hereunder by the Employer against the Employee may be assigned by the Employer and may be enforced by any successors or assigns of the Employer.

                  (e) The provisions of this paragraph are subject to the provisions of paragraph 8 hereof, related to sale of the business of the Employer or the shares of its stock.

         11.      Relationship of John Svenningsen.

              Nothing contained in this Agreement or elsewhere shall preclude or prevent John Svenningsen from engaging in any business or businesses or any activities as he may wish separate and apart from the business of the Employer or its Affiliates. Such other unrelated businesses and activities shall not be considered in determining any rights of the Employee hereunder particularly and, without limitation, as to a share of the Aggregate Net Profits or additional compensation upon the sale of any business or any shares of stock or upon any public offering of shares of stock. The Employee recognizes and acknowledges that John Svenningsen has considerable other business interests which are not related to the operation of business of the Company or of any of its Affiliates. None of these are to be considered in determining any rights of the

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Employee hereunder. John Svenningsen has a proprietary interest in various real properties which are being used in the business of the Company or of Affiliates. None of these are or are to be regarded as assets of the Employer or Company for any purposes under this agreement or otherwise, including without limitation, calculation of Aggregate Net Profits or additional compensation to the Employee upon the sale of the Company's business, or its shares of stock or upon any public offering of shares of stock.

         12.      Early Termination of Agreement at Employer's Option.

                  Notwithstanding anything to the contrary contained in this agreement or elsewhere, the Employer may terminate this agreement at any time and for any reason, prior to its regular termination date.

                  (a) In the event of such termination, the Employer shall pay to the Employee the following:

                           (i) The base yearly salary at the rates set forth in
paragraph 4(a) of this agreement to the end of the current term of the Employee's employment; such payments to be made at the same intervals as the base yearly salary would have been paid had this agreement not been terminated.

                           (ii) 10% of the Aggregate Net Profits, if any, of the
Employer and the Affiliates for the period from the commencement of the then current full term to the date of termination, as set forth in paragraph 5.(c) hereof, computed and payable as set forth in paragraph 5. hereof.

                  (b) All loans payable by the Employer to the Employee shall be paid to the Employee within 90 days of the termination

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hereunder with interest to the date of payment.

              (c) All fringe benefits provided to the Employee under this agreement shall terminate upon the termination of this agreement and shall be disposed of and adjusted as follows:

                  (i) Any motor vehicle which the Employee may have been assigned for the performance of his duties shall be turned back to the Employer.

                  (ii) Vacation pay shall be pro-rated to the date of termination.

                  (iii)Employee may maintain medical insurance for himself and his insured dependents in compliance with the provisions of COBRA or any other applicable law or regulation but the premiums for the first 90 days following termination of the Employee's employment shall be paid by the Employer.

              (d) The additional compensation payable to the Employee, upon the sale of the business of the Employer or upon a public offering of the shares of stock of the Employer's corporation as provided by paragraphs 8. and 9. hereof shall be paid to the Employee, if such sale or public offering shall be made within one (1) year after the termination of this agreement under this paragraph 12., but if said sale or public offering shall be made after one (1) year after said termination, then the Employee shall have no rights to additional compensation under said paragraphs 8. and 9.

              (e) The provisions of Article l0(a) hereof relating to restrictions on Employee's employment after termination of the original term of this agreement or any extended term shall have

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no application to a termination under this Paragraph and shall not be binding upon the Employee in the event of a termination of his employment under this Paragraph, it being understood that if the Employee's employment is terminated under this Paragraph at the sole discretion of the Employer, then the Employee is free to seek employment in any manner that he may wish.

         13.      Option to Extend.

                  The Employer is granted an option to extend this agreement and the employment of the Employee for an additional period of three (3) years during the calendar years 1997, l998, and 1999, upon the following terms and conditions:

                  (a) The option shall be exercised by notice to the Employee by the Employer, no later than July 1, 1996.

                  (b) Notice of the exercise of such option shall be in conformity with the provisions of paragraph 14. hereof

                  (c) The employment of the Employee during such extended three
(3) year term shall be upon the same terms and conditions as are set forth in this agreement and the base yearly salary shall be increased from year to year in the manner provided by Paragraph 4.(a)(iii) hereof.

         14.      Notices.

                  Any notice hereunder shall be sufficient if sent by Certified Mail, Return Receipt Requested, to the party to be notified at his or its address set forth below or at such other address as the party to be notified may have otherwise designated, by notice in writing, with copies to their respective attorneys as set forth below:

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     To Amscan or any of
     its Affiliates at:                       Amscan, Inc.
                                              P.O. Box 587
                                              South Road
                                              Harrison, N.Y. 10528

     with a copy to:                          Kurzman & Eisenberg
                                              Sam Eisenberg, Esq.
                                              One North Broadway
                                              White Plains, N.Y. l060l

     To Gerald C. Rittenberg
     at:                                      Mr. Gerald C. Rittenberg
                                              25 Tulip Tree Lane
                                              Mamaroneck, N.Y. 10543

     with a copy to:                          Norris, McGlaughlin & Marcus
                                              Kenneth D. Meskin, Esq.
                                              P.O. Box 1018
                                              Somerville, N.J. 08876

     15.          Amendments.

                  No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

     16.          Governing Law.

                  This Agreement shall be governed in all respects by the laws of the State of New York.





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         17     . Paragraph Headings.

                  The paragraph headings used in this Agreement are included solely for convenience and shall not affect or be used in connection with the interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                         AMSCAN, INC. (Employer)


                                         By:/s/ JOHN SVENNINGSEN
                                            -------------------------------
                                              John Svenningsen,
                                              President

WITNESS:

/s/ EDYTHE BERKOWITZ                     /s/ GERALD C. RITTENBERG
----------------------------             -------------------------------
                                         Gerald C. Rittenberg (Employee)

The undersigned has placed his signature below as the sole shareholder of the Employer to acknowledge his obligations under paragraph 8. hereof.

/s/ JOHN SVENNINGSEN
----------------------------
John Svenningsen


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         SUPPLEMENT TO AGREEMENT made the 27 day of November, 1991, between
Amscan, Inc., a New York corporation (the "Employer" or "Company") and Gerald C. Rittenberg (the "Employee") (hereinafter referred to as the "Employment Agreement").

              WHEREIN, IT IS MUTUALLY AGREED AS FOLLOWS:

              Paragraph 5.(f) of the Employment Agreement is amended to add the following:

         "For the purpose of calculating the Aggregate Net Profits hereunder, all contributions by John Svenningsen to the capital of the Employer or any of its affiliates shall be treated as if such capital contributions were loans to the Employer or any of its affiliates, as the case may be, and an amount equal to the "interest" (computed as hereinafter set forth) which would have been paid on such capital contributions had they been loans shall be deducted as an operating expense. For the purpose of such calculation, the amount of "interest" shall be the "prime" rate chargeable by the Employer's primary bank as it may be determined from time to time by said bank plus one (1%) percent."

              IN WITNESS WHEREOF, the parties have executed this Agreement the 28 day of December, 1992.

                                        AMSCAN, INC. (Employer)

                                        By:/s/ JOHN SVENNINGSEN
                                           -----------------------------------
                                             John Svenningsen, President

                                        /s/ GERALD C. RITTENBERG
                                           -----------------------------------
                                        GERALD C. RITTENBERG, Employee

/s/ EDYTHE BERKOWITZ
-----------------------------------
Witness